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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1999, except as to Note 10 which is as of March 22, 1999, which appears on page F-2 of the Company's Form S-1 (No. 333-71919), as amended.

Minneapolis, Minnesota                         /s/ PricewaterhouseCoopers LLP
February 11, 2000                              -------------------------------
                                               PricewaterhouseCoopers LLP